SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS California Tax-Free Income Fund

Effective June 1, 2010, Eleanor R. Lynch will no longer serve as co-lead portfolio manager of the above-listed fund. Effective as of such date, all references to Ms. Lynch are hereby deleted. In addition, effective as of June 1, 2010, Philip G. Condon, who currently serves as co-lead portfolio manager, will serve as the fund’s lead portfolio manager.

Effective June 1, 2010, the following person is added to the portfolio management team, as reflected in the “Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

Michael J. Generazo, Director. Portfolio Manager of the fund. Joined the fund in 2010.

Please Retain This Supplement for Future Reference

April 9, 2010 DCATF–3600	[DWS INVESTMENTS LOGO] Deutsche Bank Group